Financial Instruments	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments Disclosure [Text Block]
NOTE 14: FINANCIAL INSTRUMENTS
We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.
The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $18.3 billion and $15.6 billion at December 31, 2016 and 2015, respectively. Additional information pertaining to foreign exchange and hedging activities is included in Note 1.
The following table summarizes the fair value of derivative instruments as of December 31, 2016 and 2015 which consist solely of foreign exchange contracts:

	Asset Derivatives		Liability Derivatives
(dollars in millions)	2016	2015	2016	2015
Derivatives designated as hedging instruments	$15	$4	$196	$428
Derivatives not designated as hedging instruments	155	97	158	105

As discussed in Note 9, at December 31, 2016 we have approximately €2.95 billion of Euro-denominated long-term debt and €500 million of outstanding Euro-denominated commercial paper borrowings, which qualify as a net investment hedge against our investments in European businesses. As of December 31, 2016, the net investment hedge is deemed to be effective.
The impact from foreign exchange derivative instruments that qualified as cash flow hedges was as follows:

	Year Ended December 31,
(dollars in millions)	2016	2015
Gain (loss) recorded in Accumulated other comprehensive loss	$75	$(415)
Loss reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	$171	$234

Assuming current market conditions continue, a $59 million pre-tax loss is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2016, all derivative contracts accounted for as cash flow hedges mature by November 2022.
The effect on the Consolidated Statement of Operations of foreign exchange contracts not designated as hedging instruments was as follows:

	Year Ended December 31,
(dollars in millions)	2016	2015
Gain recognized in Other income, net	$56	$63

We received $249 million, $160 million, and $93 million from settlements of derivative contracts during the years ended December 31, 2016, 2015 and 2014, respectively.